                                                                   EXHIBIT 10.22

EXECUTION DRAFT


                          SOFTWARE LICENSE AGREEMENT


         AGREEMENT made as of this 31st day of March, 1997 (the "Effective Date") by and between Synetic, Inc. ("Licensee"), having its principal place of business at 669 River Drive, River Drive Center II, Elmwood Park, New Jersey 07407 and Advanced Health Med-E-Systems Corporation ("Licensor"), having its principal place of business at 200 West Adams Street, Suite 1000, Chicago, Illinois 60606.

          NOW, THEREFORE. In consideration of the mutual promises set forth herein, Licensee and Licensor hereby agree as follows:


                                  1. License
                                     -------

                 1.1  Programs and Documentation.  Licensor hereby grants to
                      --------------------------
Licensee a non-exclusive, perpetual, worldwide, royalty-free, irrevocable license (the "License") to use, modify, copy, enhance, display, perform, distribute, transmit, sell, license, sublicense, assign, convey or otherwise exploit the Programs (as defined in Section 3.1 herein) and Documentation (as defined in Section 3.2 herein) subject to the terms and conditions hereinafter set forth in this Agreement.

                 1.2  Software Environment.  To the extent Licensor delivers and
                      --------------------
installs pursuant to Section 5.2 software included within the Software Environment (as defined in Section 4.1 herein) that is not Software (as defined in Section 3.3 herein) or Third Party Software (as defined in Section 4.2 herein), Licensor hereby grants to Licensee a non-exclusive, perpetual, worldwide, royalty-free, irrevocable license to use, modify, copy, enhance, display, perform, distribute, transmit, sell, license, sublicense, assign, convey or otherwise exploit such software and all related documentation therefore solely for the purpose of fully exploiting the License to the Software granted pursuant to Section 1.1.


           2.    Fees and Expenses.  As consideration for the License and
                 -----------------
services to be provided hereunder, and as reimbursement for the expenses enumerated in this Agreement, Licensee will pay Licensor the amounts set forth in Schedule A pursuant to the terms stated herein.

           3.    Licensed Programs and Documentation.
                 ----------------------------------

                 3.1      The Programs.  The "Programs" relate to the computer
                          ------------
applications (the "Applications") known as "Internet Script Writer", "Med-E-Practice 3.0" (pharmacy- and/or prescription-related applications only), "Med-E-Practice 3.1" (pharmacy- and/or prescription-related applications only), "Med-E-Practice 3.2" {pharmacy- and/or prescription-related applications only), and "Med-E-Practice 4.0" (pharmacy- and/or prescription-related applications only), in the form they exist as of the Effective Date, except that the Programs shall not include any Third Party Software (as defined herein) embedded in or used in conjunction with the Applications. The functionality of the Programs is as described in the Documentation (as defined in Section 3.2 herein), and will include, at a minimum, the functionality generally described on Schedule B hereto, the functionality demonstrated to Licensee, and the functionality as is set forth in the "Advanced Health Requirements Specifications for Internet Script Writer" dated as of 2/28/97. The Programs shall include, for each of the Applications, and excluding Third Party
Software: all development environments, test environments, test beds, and test suites; interfaces (either operational or inactivated) with any pharmacy benefit managers ("PBMs"), managed care organizations, pharmacies or physician practice management systems; and source code, compilers or similar computer programs which can convert the source code into the object code form, object code, job control language, tools, procedures, routines, modules or other software which are used in the development, testing, operation, maintenance, enhancement or other use or exploitation of such Applications. The Programs shall also consist of any (a) corrections to defects or malfunctions, (b) modifications or (c) enhancements made, in whole or in part, to the Applications ("Updates") by Licensor during the period commencing upon 4.0 Installation (as defined in Section 5.2 (c) herein) and extending for two (2) years therefrom (such period referred to herein as the "Update Period"), including, without limitation, such Updates as are necessary to complete Internet Script Writer and Med-E-Practice
4.0 (pharmacy- and/or prescription-related applications only). Such Updates shall be made available to Licensee within ten (10) days after Licensor's determination that such Updates are substantially completed or otherwise ready for live productive use.

     3.2 Documentation. "Documentation" will consist of any and all written and
         -------------
electronic programmer, operator and user manuals, documentation, training materials, design notes and documents, guides, commentary, listings, functional specifications, design specifications, technical specifications, flowcharts, file layouts, marketing materials, database design schemas and subschemas and all other materials relating to, used or designed to be used in conjunction with operating, maintaining, enhancing or otherwise using or exploiting the Programs. Documentation shall also consist of any changes made to the Documentation or any new materials generated in conjunction with Updates made during the Update Period.

     3.3 Software. As used herein, the term "Software" shall refer collectively
         --------
to the Programs and the Documentation.

     3.4 Section 365(n). All rights and licenses granted under or pursuant to
         --------------
this Agreement by Licensor to Licensee (including the License) are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code (the "Code"), licenses to rights to "intellectual property" as defined under the Code. The parties agree that Licensee, as licensee of such rights under this Agreement (including the License), shall retain and may fully exercise all of its rights and elections under the Code. The parties further agree that, in the event of the commencement of bankruptcy proceeding by or against Licensor under the Code, Licensee shall be entitled to retain all of its rights under this Agreement (including the License).

     4.  Development, Testing and Operating Environment.
         ----------------------------------------------

     4.1 Software Environment. The Programs, and each module or component and
         --------------------
function thereof (except with respect to Internet Script Writer and Med-E-Practice 4.0), operates fully and correctly on the hardware and the operating system specified in Schedule C (the "Hardware"). For purposes of this Section 4.1, "fully and correctly" shall mean in conformance with (a) the Documentation,
(b) the functionality generally described on Schedule B hereto, (c) the functionality demonstrated to Licensee, and (d) the functionality as is set forth in the "Advanced Health Requirements Specifications for Internet Script Writer" dated as of 2/28/97. With respect to Internet Script Writer and Med-E-Practice 4.0, while the parties acknowledge that such Programs are still under development, Licensor agrees that Internet Script Writer and Med-E-Practice 4.0, when delivered and installed pursuant to Section 5.1, will operate fully and correctly on the Hardware. The computer programming language in which the Programs, as delivered, are written, and any compiler or other computer program which, in addition to the operating system, must be present in order for the Programs to be properly tested and function fully, or in order that Licensee may conduct development activity with respect to the Programs (such programs, including the source code (other than for Third Party Software, as defined in Section 4.2 hereof), object code, job control language, tools, procedures, routines, modules, documentation, training materials, design notes and documents, guides, commentary, listings, functional specifications, design specifications, technical specifications, flowcharts, file layouts, marketing materials, database design schemas and subschemas and all other materials relating thereto, the "Software Environment"), are also specified in Schedule C. The Documentation will in all cases be fully applicable to use of the Program on the Hardware and in conjunction with the operating system or other required programs set forth in Schedule C, if any, and will identify and reflect any particular features of any of same which may affect the normal use and operation of the Program.

     4.2  Third Party Software. Licensor hereby agrees that, to the extent the
          --------------------
Software requires the use of, or the Software Environment includes or requires the use of third party software (the "Third Party Software"), Licensor has set forth in Schedule C a statement describing, by each item of Third Party Software, the following: (a) the full name and version number of the Third Party Software; (b) the vendor or distributor of such Third Party Software, including the name and address of such vendor or distributor; and (c) a good faith estimate as to the fees involved with acquiring such rights to the Third Party Software as are currently held by Licensor for its own beneficial use. Licensor shall provide to Licensee each agreement in Licensees name for Third Party Software promptly upon its execution.

                         5. Delivery and Installation.
                            -------------------------

     5.1  Delivery and Initial Installation. Promptly after the execution of
          ---------------------------------
this Agreement, Licensor shall deliver to Licensee: (i) two (2) copies of the Programs on machine-readable media which can be read by the Hardware; (ii) a complete hard-copy listing of the source code for the Programs and the Software Environment (other than Third Party Software); and (iii) two (2) sets of the Documentation in both print and machine-readable media which can be read by the Hardware. At such delivery, Licensor shall also successfully install at Licensee's facility at Cambridge, MA the client software component of Med-E-Practice 3.1 (pharmacy- and/or prescription-related applications only), and shall provide to Licensee a telecommunications link with Licensor's server on which the Programs and the Software Environment reside, such link to be available to Licensee at all times such server is available to Licensor for operations and development, along with a login account with full "read-only" access to such server so as to permit the review and analysis of the Programs and Software Environment. Such telecommunications link and login account shall terminate upon Licensee's acceptance, pursuant to Section 5.2(c), of Med-E-Practice 4.0.

     5.2  Program Installation and Acceptance. (a) As soon as possible after the
          -----------------------------------
Effective Date, Licensor, with Licensee's assistance and at Licensee's direction, shall purchase, license or otherwise acquire in Licensee's name and at Licensee's cost the Hardware and the Software Environment (including all Third Party Software), and install and test the Programs and the Software Environment, on the Hardware at Licensor's facility. Upon Licensor's determination that the Programs (other than Internet Script Writer and Med-E-Practice 4.0) and the Software Environment operate fully and completely on the Hardware, Licensor shall deliver to and install at Licensee's facility at Cambridge, MA (or any other location reasonably specified by Licensee) such Hardware, Programs

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and Software Environment (including all Third Party Software). Upon Licensor's determination at Licensee's facility that the Hardware and all software residing upon it has been fully and completely installed, and that the Programs (other than Internet Script Writer and Med-E-Practice 4.0) and the Software Environment operate in accordance with the Documentation, Licensee shall determine, in its commercially reasonable discretion, whether the Programs (other than Internet Script Writer and Med-E-Practice 4.0) operate in conformity with the Documentation, including without limitation, operation of all interfaces necessary for communication of data. The determination of such successful operation shall be deemed to be "Installation" for all purposes hereunder. In the event that Licensee determines that the Programs (other than Internet Script Writer and Med-E-Practice 4.0) fail to operate in conformity with the Documentation, Licensor will have thirty (30) days from receipt of Licensee's notice thereof in which to correct any defects and cause such Programs to successfully operate as aforesaid. Without limitation of any other rights or remedies available at law, in equity or by contract upon the earlier of (i) Licensor's failure to correct such defects within such thirty (30) day period, or (ii) Licensor's failure to have delivered and installed the Hardware and all required software hereunder that Licensee reasonably determines is necessary for operation of the Programs (other than Internet Script Writer and Med-E-Practice 4.0) in conformance with the Documentation, by May 1, 1997, Licensee shall have the option either that (x) Licensee shall pay such reduced payment amount therefor pursuant to Schedule A, or (y) Licensee shall be excused from making payments to Licensee hereunder, and Licensor shall no longer be obligated to deliver Updates pursuant to Section 9 hereof.

      (b) Upon completion of Internet Script Writer, Licensor shall deliver to and install at Licensee's facility at Cambridge, MA (or any other location reasonably specified by Licensee) Internet Script Writer and any additional Software Environment (including any Third Party Software) necessary for Internet Script Writer. Licensee shall determine, in its commercially reasonable discretion, whether Internet Script Writer operates in conformity with the Documentation, including without limitation, operation of all interfaces necessary for communication of data. In the event that Licensee determines that Internet Script Writer fails to operate in conformity with the Documentation, Licensor will have thirty (30) days from receipt of Licensee's notice thereof in which to correct any defects and cause Internet Script writer to successfully operate as aforesaid. Without limitation of any other rights or remedies available at law, in equity or by contract, upon the earlier of (i) Licensor's failure to correct such defects within such thirty (30) day period, or (ii) Licensor's failure to have delivered and installed Internet Script Writer, by July 1, 1997, Licensee shall have the option either that (x) Licensee shall pay such reduced payment amount therefor pursuant to Schedule A, or (y) Licensee shall be excused from making payments to Licensee hereunder, and Licensor shall no longer be obligated to deliver Updates pursuant to Section 9 hereof.

      (c) Upon completion of Med-E-Practice 4.0, Licensor shall then deliver to and install at Licensee's facility at Cambridge, MA (or any other location reasonably specified by Licensee) Med-E-Practice 4.0 and any additional Software Environment (including any Third Party Software). Licensee shall determine, in its commercially reasonable discretion, whether Med-E-Practice 4.0 operates in conformity with the Documentation, including without limitation, operation of all interfaces necessary for communication of data. The determination of such successful operation shall be deemed to be "4.0 Installation" for all purposes hereunder. In the event that Licensee determines that Med-E-Practice 4.0 fails to operate in conformity with the Documentation, Licensor will have thirty (30) days from receipt of Licensee's notice thereof in which to correct any defects and cause Med-E-Practice 4.0 to successfully operate as aforesaid. Without limitation of any other rights or remedies available at law, in equity or by contract, upon the earlier of (i) Licensor's failure to correct such defects within such thirty (30) day period, or (ii) Licensor's failure to have delivered and installed Med-E-Practice 4.0 by October 1, 1997, Licensee shall have the option either that (x) Licensee shall pay such reduced payment amount therefor pursuant to Schedule A, or (y) Licensee shall be excused from

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making payments to Licensee hereunder, and Licensor shall no longer be obligated to deliver Updates pursuant to Section 9 hereof.

                                  6. Services.
                                     --------

     6.1 Provision of Licensor Engineers. After Installation, Licensor shall
         -------------------------------
make available at Licensee's facility in Cambridge, MA (or any other location reasonably specified by Licensee), at no additional cost to Licensee, the services of John Guzik, Robin Shukle and Tony Rutkowski, or any other of Licensor's System Engineers approved by Licensee (such approval not to be unreasonably withheld), who are fully familiar with the design and operation of the Programs ("Licensor Engineers"). The Licensor Engineers in the aggregate shall be available at no cost to Licensor for at least thirty (30) person days (which shall not necessarily be consecutive) during the period commencing upon the Effective Date and extending for ninety (90) days after 4.0 Installation (the "Service Period"). Upon Licensee's reasonable advance written request, the Licensee Engineer(s) specified in such request shall be available to assist Licensee in the installation, maintenance, modification or any other exploitation of the Programs. The services of each of the Licensor Engineers will be used in minimum increments of one (1) day. The fee set forth in Schedule A shall include all costs associated with Licensor's provision of such services, other than any reasonable out-of-pocket expenses incurred by Licensor or Licensor Engineers in the provision of such services, provided such expenses are pre-approved in writing by Licensee and full and complete receipts and documentation is submitted to support claims for reimbursements. Any additional services requested by Licensee during the Update Period shall be provided by Licensor on at least an equal basis as Licensor provides support services to Licensor's other customers. Such services shall be provided at Licensor's standard time and materials rates then in effect. Licensor's current rates are set forth in Schedule D hereto. Licensor's services in connection with installing the Programs pursuant to Article 5 hereunder shall not be considered to be part of the services rendered pursuant to Sections 6.1 or 6.2 hereof.

     6.2 Services of Robert Alger. Licensor shall make available at Licensee's
         ------------------------
facility in Cambridge, MA (or any other location reasonably specified by Licensee), at no additional cost to Licensee, the services of Robert Alger ("Alger") if Alger is at the date of Licensee's request an officer, employee or otherwise subject to the direction of Licensor, Alger shall be available to Licensor for at least three (3) business days (which shall not necessarily be consecutive) during the Service Period. Upon Licensee's reasonable advance written request, Alger shall be available to assist Licensee in the installation, maintenance, modification or any other exploitation of the Programs. The services of Alger will be used in minimum increments of one (1) day. The fee set forth in Schedule A shall include all costs associated with Licensor's provision of such services, other than any reasonable out-of-pocket expenses incurred by Licensor or Alger in the provision of such services, provided such expenses are pre-approved in writing by Licensee and full and complete receipts and documentation is submitted to support claims for reimbursements.

     6.3 Work Made For Hire. All software, documentation, materials, products,
         ------------------
and modifications developed or prepared by Licensor for Licensee pursuant to this Article 6 are the property of Licensee and all right, title and interest therein shall vest in Licensee and shall be deemed to be a "work made for hire" under United States copyright law (17 U.S.C. (S) 101 et seq.) and made in the
                                                     -- ---
course of this Agreement. To the extent that title to any such works may not, by operation of law, vest in Licensee or such works may not be considered to be work made for hire, all right, title and interest therein are hereby irrevocably assigned to Licensee. All such materials shall belong exclusively to Licensee with Licensee having the right to obtain and to hold in its own name, copyrights, registrations or such other protection as may be appropriate to the subject matter, and any extensions and renewals thereof. Licensor agrees to give Licensee and any person designated by Licensee, any reasonable assistance required to perfect and enforce the rights defined in this Section 6.3.

              7.  Licensor's Representations, Warranties and Covenants.
                  ----------------------------------------------------
  Licensor hereby represents, warrants and covenants to Licensee as follows:

                7.1  Ownership. Except with respect to the Third Party Software,
                     ---------
Licensor is the owner of the Software or otherwise has the right to grant to Licensee the License without violating any rights of any third party, and there is currently no actual or threatened suit by any such third party based on an alleged violation of such right by Licensor.

                7.2  Business Requirements. The Software shall function properly
                     ---------------------
and in conformity with the warranties herein, in accordance with this Agreement (including the description in Schedule B hereto) and with the Documentation.

                7.3  Entire Business. The Software and Software Environment
                     ---------------
delivered to Licensee under this Agreement represents all programs and documentation developed by Licensor with regard to pharmacy-related or prescription-related applications.

                7.4  Third Party Software.  Licensor shall use reasonable
                     --------------------
commercial efforts to obtain for Licensee the best possible terms and conditions for licenses to Third Party Software.

                7.5  Personnel. Each of Licensor's agents assigned to perform
                     ---------
any services to Licensee hereunder shall be full-time regular employees of Licensor and shall have the proper skill, training and background so as to be able to perform in a competent and professional manner and all work will be so performed.

                7.6  Non-Interference. The Programs and each component thereof
                     ----------------
does not, and will not when delivered, contain any pre-programmed devices, such as date locks, copy protections, viruses, worms, time bombs, logic bombs, Trojan horses, trap doors, or other malicious computer instructions, intentional devices or techniques that can or were designed to threaten, infect, attack, assault, vandalize, defraud, disrupt, damage, disable, or shut down a computer system or any component of such computer system, including its security or user data, or other such devices, that will cause the Programs or any component thereof to be erased or become inoperable or incapable of processing or affect operations of other systems.

                7.7  "Year 2000" Compliance.  The Programs containing or calling
                     ----------------------
on a calendar function including, without limitation, any function indexed to a CPU clock, and any function providing specific dates or days, or calculating spans of dates or days, shall record, store, process, provide and, where appropriate, insert, true and accurate dates and calculations for dates and spans including and following January 1, 2000.

                7.8  Full Documentation. Licensor has delivered to Licensee any
                     ------------------
and all Documentation relating to the Programs hereunder, such Documentation materially reflects the functionality and operation of each and all of the Programs, and, in the event of any Updates, Licensor shall correspondingly update Licensee's copies of such Documentation promptly.

      7.9  No Material Adverse Change. Since January 1, 1997, there has been no
           --------------------------
material adverse changes in the functionality of the Software.

      7.10 No License, Sale or Transfer. In recognition of the parties'
           ----------------------------
understanding and intention that Licensee by virtue of the License shall obtain an advantage over other licensees of the Programs, at the Effective Date and for a period of six (6) months thereafter, Licensor shall not have licensed, sold or transferred, nor shall it license, sell or otherwise transfer, directly or indirectly, the Software to any entity engaged as of the Effective Date in a business other than as a physician group practice, or a hospital-based integrated delivery system that provides services to physician group practices, unless Licensor has first obtained the written approval of such license, sale or transfer from Licensee, such approval not to be unreasonably withheld. Subject to Section 7.11, this Section 7.10 shall not prohibit Licensor or any of its affiliates from performing its obligations under contracts to which Licensor is a party on the Effective Date, in the form of such contracts in force on the Effective Date without amendment, modification or extension thereof. Such existing contracts with entities other than in connection with physician group practices, or hospital-based integrated delivery systems that provide services to physician group practices, are set forth in Schedule F hereto. Further, subject to Section 7.11, this Section 7.10 shall not prohibit Licensor after the date set forth in Section 7.11 from providing services whereby Licensor utilizes Internet Script Writer, provided that no third party is directly or indirectly involved in the provision of such services other than incidentally in connection with providing the communications platform for end users to access Licensor (i.e., as an internet service provider, including but not limited to Physicians' Online Inc.).

      7.11 Restriction on On-Line Transaction Services. Notwithstanding anything
           -------------------------------------------
to the contrary in this Agreement, from the Effective Date and for a period of ninety (90) days thereafter, Licensor shall not, directly or indirectly, license, sell, transfer, distribute, market, promote, publicize, offer to or otherwise discuss with any PBM or pharmaceutical company (including but not limited to activities under any exiting contract with Licensor), an on-line prescription transaction-related service, either as a stand-alone service or in conjunction with other services of Licensor.

      7.12 Restriction on PBM Licenses. At the Effective Date and for a period
           ---------------------------
of one (1) year thereafter, Licensor shall not, directly or indirectly, have licensed nor shall it license the Software to any PBM listed in Schedule E hereto, unless such license is restricted to the use by such PBM for its patients only. Subject to Section 7.11 this Section 7.12 shall not prohibit Licensor or any of its affiliates from performing its obligations under contracts to which Licensor is a party on the Effective Date, in the form of such contracts in force on the Effective Date, without amendment, modification or extension thereof. Such existing contracts are listed in Schedule F hereto.

      7.13 Commercial Standards. The Software is written to commercial standards
           --------------------
with regard to the isolation of computer hardware components and the Software's coexistence with other software written to commercial standards.

             8. Licensee's Obligations
                ----------------------

      8.1 General Obligation. Licensee shall manufacture, market and distribute
          ------------------
the Software with that degree of commercial diligence and care, consistent with sound business practices, that Licensee uses in connection with the manufacture, marketing and distribution of other software products.

          8.2 Compliance with Laws. Licensee shall manufacture, market and
              --------------------
distribute the Software in all material respects in compliance with all applicable laws, rules and regulations. Without limiting the generality of the foregoing, Licensee shall comply in all material respects with all laws, rules and regulations applicable to the export of products from the United States.

          8.3 Restriction on Sublicenses. From the Effective Date and for a
              --------------------------
period of ninety (90) days thereafter, any license or sublicense granted by Licensee shall be granted in connection with a product that includes any or all of the Programs or in connection with services offered by the Licensee.

     9. Updates. During the Update Period, Licensor shall promptly notify
        -------
Licensee of any modifications, enhancements or error corrections to the Software, or any defects or malfunctions in the Programs or Documentation which it learns from any source. Licensor shall provide to Licensee at least monthly a report identifying all Updates currently in progress and the status thereof. In the case of defects and malfunctions, Licensor shall promptly provide Licensee with any Programs used to correct such defects or malfunctions without additional charge. For each Update, Licensor shall promptly provide such Update, and Licensor warrants and represents that the installation of such Update shall not give rise to any additional costs and the installation of the Update shall not adversely affect the functionality of the Software as it was delivered to Licensee hereunder. Licensee shall have the right to refuse to utilize any such Update.

     10. Indemnity.
         ---------

          10.1 Scope. Licensor, at its own expense, shall indemnify and hold
               -----
harmless Licensee, its subsidiaries, affiliates or assignees, and their directors, officers, employees and agents with respect to any loss, damages, costs (including taxes), expenses, claim, demand, cause of action, debt or liability, including attorneys' fees, to the extent that it is based upon a claim: (i) that the Software used hereunder infringes or violates any patents, copyrights, trade secrets, licenses, or other property rights of any third party; (ii) which involve a breach of Licensor's representations, warranties or obligations hereunder, or (iii) for personal injury or property damage (a) arising out of the furnishing or performance of the Software or the services provided hereunder or (b) arising out of the fault or negligence of Licensor, its employees or agents.

          10.2 Defense. Licensee may, at its own expense, assist in such defense
               -------
if it so chooses, provided that, as long as Licensor can demonstrate sufficient financial resources, Licensor shall control such defense and all negotiations relative to the settlement of any such claim and further provided that any settlement intended to bind Licensee shall not be final without Licensee's written consent. Licensee shall promptly provide Licensor with written notice of any claim which Licensee believes falls within the scope of this paragraph.

          10.3 Injunction. In the event that the Software or any portion thereof
               ----------
is held to constitute an infringement and its use is enjoined, Licensor shall have the obligation to, at its expense, (x) modify the infringing Software without impairing in any material respect the functionality or performance, so that it is non-infringing, (y) procure for Licensee the right to continue to use the infringing Software, or (z) replace said Software with equally suitable, non-infringing software. If none of the foregoing alternatives is available to Licensor, Licensee shall receive a repayment of all monies paid to Licensor, and Licensor shall accept return of the Software at its expense, once Licensee has arranged for the continuation of the functions performed thereby.

                                 11. General.
                                     -------

     11.1 Assignment. Licensee may freely assign its rights or obligations under
          ----------
this Agreement to any entity. Licensor shall not assign this Agreement without Licensee's prior written consent, which shall not be unreasonably withheld. An assignee of either party, if authorized hereunder, shall be deemed to have all of the rights and obligations of the assigning party set forth in this Agreement. It is understood that no assignment shall release the assigning party from any of its obligations hereunder.

     11.2 Notice. All notices required or permitted to be given by one party to
          ------
the other under this Agreement will be sufficient if sent by certified mail, return receipt requested, to the parties at the respective addresses first set forth above or to such other address as the party to receive the notice has designated by notice to the other party pursuant to this paragraph.

     11.3 Audits. Licensor agrees to permit Licensee to inspect, review and
          ------
audit Licensor's systems, operations, design and development procedures to confirm that the Documentation provided hereunder is the full and complete Documentation with respect to the Programs and that such Documentation accurately and completely reflects the functionality and operation of the Programs and Licensor's compliance with the provisions of this Agreement.

     11.4 Governing Law. This Agreement shall be governed by and construed under
          -------------
the laws of the State of New York.

     11.5 Consent to Jurisdiction, Venue and Service. Licensor consents and
          ------------------------------------------
agrees that all legal proceedings relating to the subject matter of this Agreement shall be maintained in courts sitting within the State of New York, and Licensor consents and agrees that jurisdiction and venue for such proceedings shall lie exclusively with such courts.

     11.6 Equitable Relief. Licensor acknowledges that failure of Licensor to
          ----------------
fulfill its obligations, or breach by Licensor of its representations, warranties and covenants, under this Agreement may cause irreparable harm, the amount of which may be extremely difficult to determine, thus potentially making any remedy at law or for damages inadequate. Licensor therefore agrees that Licensee shall have the right to apply to any court of competent jurisdiction for an order restraining any breach or threatened breach of this Agreement, providing for specific performance of the obligations set forth herein and for any other equitable relief as Licensee deems appropriate.

     11.7 Severability. If any provision of this Agreement or any Schedule
          ------------
attached hereto is held invalid or otherwise unenforceable, the enforceability of the remaining provisions of this Agreement and the Schedules will not be impaired thereby.

     11.8 No Waiver. The failure by any party to exercise any right or remedy
          ---------
provided for herein will not be deemed a waiver of any right or remedy hereunder.

     11.9 Complete Agreement. The terms and conditions of the Schedules attached
          ------------------
hereto are incorporated into this Agreement by this reference and shall constitute part of this Agreement as if fully set forth herein. In the event of a conflict between the terms of this Agreement and any Schedule, the terms of the Schedule shall control, provided, however, that with regard to Schedule B, such functionality as set forth therein is for exemplary purposes only. This Agreement, including the Schedules attached hereto, sets forth the entire understanding of the parties as to the

Software and may not be modified except in a writing executed by both parties. Further, the parties hereby agree that the Non-Disclosure Agreement between the parties dated January 15, 1997 ("NDA"), shall be deemed amended to the extent necessary to permit Licensee to exercise any or all of the rights granted herein. Without limitation of the foregoing, nothing in the NDA shall be deemed to restrict Licensee's free use or transfer of the Software to any third party.

     11.10 Remedies. The rights and remedies of Licensee set forth in this
           --------
Agreement are not exclusive and are in addition to any other rights and remedies available to it in law or in equity.

     11.11 Publicity. Licensor shall not use Licensee's name for any purpose
           ---------
including without limitation for publicity without Licensee's prior written consent. The parties shall issue upon execution of this Agreement a press release, the contents of which shall have been approved by both parties. In addition, Licensor shall not disclose to any third parties the terms and conditions of this Agreement, or any elements of its relationship with Licensee, without Licensee's prior written consent (such consent not to be unreasonably withheld), except such disclosure as may be required by law, rule or regulation or by the order or demand of a court or government agency or authority having competent jurisdiction over the parties, provided, however, that in such event Licensor shall provide prior notice to Licensee of the disclosure requirement and provide such cooperation and assistance as Licensee may reasonably request in any effort to obtain a protective order or other appropriate relief.

     11.12 Relationship. The relationship between the parties created by this
           ------------
Agreement is that of independent contractors and not partners, joint venturers or agents.

     11.13 Further Assurances. At and after the Effective Date, without further
           ------------------
consideration, Licensor shall take all such other action and shall procure or execute, acknowledge, and deliver all such further certificates, conveyance instruments, consents, and other documents as Licensee or its counsel may reasonably request (a) to vest in Licensee, and perfect and protect Licensee's license in, and enjoyment of, the Software, or (b) to ensure more effectively the compliance of Licensor with its agreements, covenants, warranties, and representatives under this Agreement.

     11.14 Most Favored Customer. In the event that Licensor offers the Software
           ---------------------
upon terms and conditions substantially similar to those of this Agreement at a lower price than that set forth in this Agreement, Licensor will notify Licensee thereof and reduce the payment amounts under this Agreement accordingly and will credit and immediately refund to Licensee the difference in such price.

     11.15 Performance Guarantee. As parent of Licensor, Advanced Health
           ---------------------
Corporation hereby guarantees the full performance of Licensor of each and every duty and obligation of Licensor under this agreement, and covenants to Licensee that it shall cause Licensor to so perform or shall itself perform all such duties and obligations in lieu of Licensor.

     11.16 Other. Licensor hereby agrees not to assert any claim, counterclaim,
           -----
demand, cause of action, or allegation with respect to any patent, copyright or other intellectual property right of Licensor against Licensee and its officers, directors, employees, agents, successors, assigns, licensees and sublicensees which relates, in whole or in part, to Licensee's use of and access to the Programs, as authorized under this Agreement.

     IN WITNESS WHEREOF the parties have executed this Agreement on the date first set forth above.


ADVANCED HEALTH MED-E-SYSTEMS                  SYNETIC, INC.
  CORPORATION


By:                                            By:
   -------------------------------------           -----------------------------
Title:                                         Title:
      ----------------------------------              --------------------------

Section 11.15 Performance Guarantee Agreed to and Accepted:

ADVANCED HEALTH CORPORATION

By:
   -------------------------------------

Title:
      ----------------------------------

                                  SCHEDULE A
                                  ----------

                                 PAYMENT TERMS
                                 -------------

1.   Payment for Programs and Documentation
     --------------------------------------

Time of Payment
---------------

Fulfillment by Licensor of all the terms and conditions            $2,500,000
of Section 5.1.

Installation and Acceptance of Med-E-Practice 3.2                  $1,000,000
(pharmacy-related applications only) pursuant to
Section 5.2(a), provided, however, that such amount shall be reduced $100,000 for every month or portion thereof past May 1, 1997 that Med-E-Practice 3.2 remains undelivered or unsuccessfully installed.

Installation and Acceptance of Internet Script Writer              $1,000,000
pursuant to Section 5.2(b), provided, however, that such amount shall be reduced $100,000 for every month or portion thereof past July 1, 1997 that Internet Script Writer remains undelivered or unsuccessfully installed.

Installation and Acceptance of Med-E-Practice 4.0                  $  500,000
(pharmacy-related applications only) pursuant to                   ==========
Section 5.2(c), provided, however, that such amount shall be reduced $50,000 for every month or portion thereof past October 1, 1997 that Med-E-Practice 4.0 remains undelivered or unsuccessfully installed.

                                 Total                             $5,000,000